                                                                    EXHIBIT 10.9



                           THE A CONSULTING TEAM, INC.
                             RESTRICTED STOCK AWARD

                           GRANT NOTICE AND AGREEMENT
             (AMENDED AND RESTATED 1997 STOCK OPTION AND AWARD PLAN)



The A Consulting Team, Inc., a New York corporation (the "Company"), pursuant to its Amended and Restated 1997 Stock Option and Award Plan (the "Plan"), hereby awards to the Participant named below shares of Restricted Stock (the "Award"). This Award is subject to all of the terms and conditions set forth herein and in the Restricted Stock Agreement (the "Agreement") and the Plan, each of which is incorporated herein in their entirety. Capitalized terms not defined in this cover sheet or the Agreement are defined in the Plan.

Participant:                               _____________________________________
Date of Grant:                             _____________________________________
Number of Shares Subject to Award:         _____________________________________
Consideration:                             _____________________________________
Aggregate Fair Market Value of Award:      _____________________________________
Vesting Schedule:                          [100% Vested]


ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Grant Notice (the "Grant Notice"), the Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Grant Notice, the Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) other stock-based awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

         OTHER AGREEMENTS:                 _____________________________________
                                           _____________________________________

WITHHOLDING OBLIGATIONS: The undersigned Participant acknowledges that the Award may give rise to federal, state, local and foreign tax withholding obligations. The undersigned shall make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the receipt of the Award.


THE A CONSULTING TEAM, INC.                  PARTICIPANT

_______________________________________      ___________________________________
[NAME]                                                   Signature
[TITLE]

Date: _________________________________      Date: _____________________________

                           RESTRICTED STOCK AGREEMENT

         Pursuant to the Restricted Stock Grant Notice (the "Grant Notice") and this Restricted Stock Agreement (the "Agreement"), The A Consulting Team, Inc., a New York corporation (the "Company"), has granted you an award of Restricted Stock under its Amended and Restated 1997 Stock Option and Award Plan (the "Plan") for the number of shares of the common stock of the Company (the "Common Stock") indicated in the Grant Notice (the "Award"). Defined terms not explicitly defined in this Agreement, but defined in the Plan, shall have the same meaning as in the Plan.

         The details of your Award are as follows:

         1. VESTING. Your Award will be 100% vested as of the Date of Grant.

         2. NUMBER OF SHARES. The number of shares subject to your Award may be adjusted from time to time upon changes in the Common Stock, as provided in the Plan.

         3. SECURITIES LAW COMPLIANCE. You may not be issued any shares under your Award unless the shares are either (i) then registered under the Securities Act of 1933, as amended (the "Securities Act") or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

         4. RESTRICTIVE LEGENDS. All certificates representing the shares issued under this Award shall, where applicable, have endorsed thereon the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A RESTRICTED STOCK AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

         5. AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue your service. In addition, nothing in your Award shall obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.


         6. WITHHOLDING OBLIGATIONS.

            (A) At the time your Award is made, or at any time thereafter as requested by the Company, you agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Award.

            (B) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to issue a certificate for the shares subject to the Award.

         7. MISCELLANEOUS.

            (A) The rights and obligations of the Company under your Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. Your rights and obligations under your Award may only be assigned with the prior written consent of the Company.

            (B) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

            (C) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

         8. GOVERNING PLAN DOCUMENT AND APPLICABLE LAW. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control. This Agreement will be interpreted and enforced under the laws of the State of New York.